UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
June 1, 2022
Date of Report
(Date of earliest event reported)

Arrowhead Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38042	46-0408024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
177 E. Colorado Blvd, Suite 700, Pasadena, CA 91105
(Address of principal executive offices, including Zip Code)
(626) 304-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARWR	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Arrowhead Pharmaceuticals, Inc. (the “Company”) held on March 17, 2022 (the “2022 Annual Meeting”), Michael S. Perry, D.V.M., Mauro Ferrari, Ph.D. and William Waddill (each, an “Affected Director”, and together, the “Affected Directors”) did not receive a majority of the votes cast on their respective re-election to the Company’s Board of Directors (the “Board”). In accordance with the Company’s Director Resignation Policy, each Affected Director offered to resign from the Board, and the Nominating Committee (the “Committee”) considered each such Affected Director’s offer of resignation and made a recommendation to the Board whether to accept or reject it. None of the Affected Directors participated in the proceedings of either the Committee or the Board with respect to any of the Affected Directors’ offers of resignation.

The Committee determined that concerns about the Company’s executive compensation programs were the primary apparent reasons for the Affected Directors’ re-election voting outcomes. The Committee unanimously determined to recommend to the Board to reject the offer of resignation from each Affected Directors. In making its recommendation, the Committee considered (i) the apparent reasons why each Affected Director did not receive a majority of votes cast in favor of their election as director, (ii) the tenure and qualifications of each Affected Director, (iii) the past and expected future contributions to the Board of each Affected Director, (iv) the composition of the Board, including the mix of skills, attributes and diversity of experience and viewpoints provided to the Company and (v) available alternatives to satisfy the reasons why each Affected Director did not receive a majority of votes cast in favor of their election as director.

After the Committee’s meeting, the Board considered and reviewed the Committee’s recommendation. The Board considered the apparent circumstances relevant to the stockholder vote on each Affected Director’s re-election and alternatives for responding to those apparent concerns. Following its discussion, the Board accepted the recommendation of the Committee and voted unanimously to reject each Affected Director’s offer of resignation. The Affected Directors will continue their service on the Board until the Company’s 2023 Annual Meeting of Stockholders or until their successor is elected and qualified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: June 6, 2022

ARROWHEAD PHARMACEUTICALS, INC.

By:	/s/ Kenneth Myszkowski
Kenneth Myszkowski
Chief Financial Officer